EXHIBIT 10.7

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this “Agreement”) dated as of August 13, 2010 is between Lighthouse Capital Partners V, L.P., a Delaware limited partnership (“LCP”);”); MPM BioVentures III LP (“MPM III”), MPM BioVentures III QP, LP (“MPM III QP”), MPM BioVentures III GmbH & Co. Beteiligungs KG (“MPM III KG”), MPM BioVentures III Parallel Fund, LP (“MPM III Parallel”), and MPM Asset Management Investors 2002 BVIII LLC (“MPM III 2002”, collectively with MPM III, MPM III QP, MPM III KG, and MPM III Parallel”, “MPM”);  Ayer Capital Partners Master Fund, L.P., a Cayman Islands limited partnership (“Ayer Master”), and Ayer Capital Partners Kestrel Fund, LP, a Delaware limited partnership (“Ayer Kerstel”, collectively with Ayer Master, “Ayer”).

RECITALS

A.                                   LCP and Aryx Therapeutics, Inc. (“Aryx” or “Company”) are parties to a Loan and Security Agreement originally dated as of March 28, 2005 pursuant to which LCP extended loans and other financial accommodations to Aryx and Aryx granted LCP a first position security interest in certain of its property to secure its repayment obligations to LCP.  Aryx further covenanted not to pledge or encumber its intellectual property or further encumber LCP’s collateral.

B.                                     Aryx desires to enter into a Secured Note and Warrant Purchase Agreement pursuant to which MPM and Ayer will purchase Secured Promissory Notes in an aggregate principal amount not to exceed US$4 Million (“Bridge Notes”) and Aryx grants MPM and Ayer a security interest in substantially all of its assets, including its intellectual property.

C.                                     LCP is willing to make certain additional advances to Aryx on certain conditions and consent to the security interest securing Aryx’s obligations under the Bridge Notes; provided that (a) Aryx grant LCP a lien on Aryx’s intellectual property, (b) Aryx enter into Amendment No. 8, and (c) LCP, MPM and Ayer agree to the terms set forth herein.

NOW THEREFORE, the parties agree as follows:

1.                                      Definitions.  The following capitalized terms shall mean the following in this Agreement:

1.1                               “Amendment No. 8” means Amendment No. 8 to the LCP Loan Agreement and attached hereto as Exhibit A.

1.2                               “Assignment Agreement” means the assignment agreement substantially in the form attached hereto as Exhibit B.

1.3                               “Bridge Debt Security Interest” means all liens and security interests granted Bridge Lenders in the Collateral to the extent that they secure the indebtedness under the Bridge Notes.

1.4                               “Bridge Lender” means either or both MPM and Ayer.

1.5                               “Bridge Note” means any promissory note issued by Borrower pursuant to the terms of the Bridge Note Agreement.

1.6                               “Bridge Note Agreement” means the Secured Note and Warrant Purchase Agreement dated as of August 13, 2010 between Borrower and Bridge Lender.

1.7                               “Collateral” means all property of the Company that is subject to a Bridge Debt Security Interest, a Senior LCP Security Interest or a Subordinated Security Interest.

1.8                               “Enforcement Action” means any action to exercise any rights or remedies, including without limitation, (a) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against either the Company or a Secured Party to (i) enforce payment of or to collect the whole or any part of the amounts owed a Secured Party or (ii) commence judicial enforcement of any of the rights and remedies with respect to any indebtedness or other obligations,  (b) to sell, license, lease, or otherwise dispose of all or any portion of any Collateral, by private or public sale, other disposition or any other means permissible under applicable law, or (c) to notify account debtors or directly collect accounts receivable or other payment, or (d) to foreclose upon, take possession of or sell or otherwise dispose of any Collateral.

1.9                               “Event of Default” has the meaning ascribed to the term in the LCP Loan Agreement.

1.10                        “LCP” means Lighthouse Capital Partners V, L.P and its assigns under the LCP Loan Agreement.

1.11                        “LCP IP Security Agreement” means the Intellectual Property Security Agreement dated as of August 13, 2010 between LCP and Company pursuant to which Company granted LCP security interests in its intellectual property.

1.12                        “LCP Loan Agreement” means the Loan and Security Agreement No. 4521 originally dated March 28, 2005, as amended in writing from time to time, including Amendment No. 8 and any subsequent amendments.

1.13                        “New Value Obligations” has the meaning ascribed to the term in Amendment No. 8, provided, that in no event shall the aggregate principal amount of the New Value Obligations exceed $2,290,918.91.

1.14                        “Obligations” has the meaning ascribed to the term in the LCP Loan Agreement

1.15                        “Permitted Payments” means (i) regular monthly installments of principal or interest on the Senior LCP Debt paid by the Company to LCP pursuant to the terms of the LCP Loan Agreement; (ii) regular monthly installments of principal or interest on the Subordinated Debt paid by the Company to LCP pursuant to the terms of the LCP Loan Agreement unless any indebtedness under a Bridge Note is outstanding and Bridge Lender has provided LCP with written notice that an Event of Default under Sections7(a),7(b) or 7(c) of a Bridge Note has occurred and is continuing without forbearance; (iii) payment by the Company of the amount due pursuant to Section 7.9 of The Bridge Note Agreement; (iv) regular monthly installments of principal and/or interest paid by the Company to Bridge Lender pursuant to the terms of a Bridge Note unless any Senior LCP Debt is outstanding and LCP has provided Bridge Lender with written notice that an Event of Default under Sections 8.1, 8.10 or 8.11 has occurred and is continuing without forbearance; and (v) payment by the Company of the amount due pursuant to Section 1 of Article VII of Amendment No. 8.

1.16                        “Recovery” means (a) the receipt by any Secured Party of any Collateral or Proceeds of any Collateral as a result of an Enforcement Action by such Secured Party; and (b) the receipt by any Secured Party of any payment or distribution of assets of the Company of any kind or character on account of any of the Senior LCP Debt, any indebtedness due a Bridge Lender, or the Subordinated Debt, whether in cash, property or securities, upon the dissolution, winding-up or total or partial liquidation or reorganization, readjustment, arrangement or similar proceeding relating to the Company or its property, whether voluntary or involuntary or in any insolvency proceeding; provided that a Permitted Payment shall not be a Recovery.

1.17                        “Secured Party” means either or both LCP or Bridge Lender as the context requires.

1.18                        “Senior LCP Debt” means the New Value Obligations together with any interest that accrues on the principal amount thereof subsequent to the commencement of a case under the Bankruptcy Code, whether or not such interest is allowed as a claim in such case.

1.19                        “Senior LCP IP Security Interest” means the security interest granted LCP pursuant to Section 2 of the LCP IP Security Agreement.

1.20                        “Senior LCP Security Interest” means the Senior LCP IP Security Interest together with any other lien, pledge or security interest of LCP to the extent that such lien, pledge or security interest secures the New Value Obligations.

1.21                        “Standstill Period” means the period expiring ninety (90) days after the date LCP receives written notice from Bridge Lender that an event of default has occurred under a Bridge Note.

1.22                        “Subordinated Debt” means all Obligations other than the New Value Obligations.

1.23                        “Subordinated Security Interest” means all liens and security interests granted LCP in the property of the Company to the extent that they secure the Subordinated Debt.

Terms used but not defined in this Agreement that are defined in Division 9 of the California Uniform Commercial Code and shall have the meaning ascribed to such term therein.  Each entity or person referred to includes that entity or person’s lawful and permitted successors and assigns.

2.                                      Perfection of Security Interests. If a Secured Party is unable to perfect a security interest in any of the Collateral including, without limitation, control over deposit accounts and securities accounts and/or possession of certain property, the other Secured Party agrees to act as agent with respect to such Collateral for perfection by possession or exercise of control and to promptly perform written instructions received from such Secured Party with respect to such Collateral that are reasonably necessary to undertake Enforcement Actions upon the commencement of that Secured Party’s ability to initiate Enforcement Actions in accordance with Section 6.  The enforcing Secured Party agrees to defend, indemnify and hold harmless the Secured Party acting as agent, together with all of its partners, officers, employees and agents from (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with or relating to any action taken by the Secured Party acting as agent at the request or instruction of the enforcing Secured Party and (b) all losses or expenses in any way suffered, incurred, or paid by the Secured Party acting as agent as a result of or in any way arising out of, following or consequential to any action taken by the Secured Party acting as agent at the request or instruction of the enforcing Secured Party (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of such Secured Party’s gross negligence or willful misconduct.

3.                                      Lien Ranking.

(a)                                  Notwithstanding any contrary priority established by (i) the filing dates of their respective financing statements, (ii) the recording dates of any other security perfection documents, (iii) the time or order of attachment or perfection of their respective security interests in the Collateral, or (iv) which Secured Party has possession of or control over any of the Collateral, the Secured Parties agree that the Senior LCP Security Interest in the Collateral shall at all times be senior and prior in all respects to the Bridge Loan Security Interest in the Collateral and the Bridge Loan Security Interest in the Collateral shall at all times be junior and subordinate in all respects to the Senior LCP Security Interest.

(b)                                 Notwithstanding any contrary priority established by (i) the filing dates of their respective financing statements, (ii) the recording dates of any other security perfection documents, (iii) the time or order of attachment or perfection of their respective security interests in the Collateral, or (iv) which Secured Party has possession of or control over any of the Collateral, the Secured Parties agree that the Senior LCP Security Interest and the Bridge Debt Security Interest in the Collateral shall at all times be senior and prior in all respects to the Subordinated Security Interest in the Collateral and the Subordinated Security Interest in the Collateral shall at all times be junior and subordinate in all respects to both the Senior LCP Security Interest and the Bridge Loan Security Interest.

4.                                      Debt Subordination.  All indebtedness of any kind or character, including without limitation under the Bridge Notes, now or hereafter owing by the Company to Bridge Lender is subordinated in right to payment to the Senior LCP Debt subject to Permitted Payments.  All Subordinated Debt is subordinated in right to payment to the obligations under the Bridge Notes subject to Permitted Payments.

5.                                      Permitted Payments.  A Secured Party is entitled to receive and retain for its own account all Permitted Payments, and Permitted Payments are not subject to Sections 7 or 9 of this Agreement.

6.                                      Enforcement Actions.  So long as any Senior LCP Debt is outstanding, Bridge Lender shall not initiate or prosecute any Enforcement Action until the expiration of the Standstill Period.  Nothing in this Section 6 shall be deemed to prohibit Bridge Lender from giving the Company notice of a default under a Bridge Note, provided that Bridge Lender shall concurrently provide LCP with written notice thereof.  LCP will provide Bridge Lender with prompt written notice of  (i) an Event of Default of which LCP is aware and (ii) any initiation of an Enforcement Action.  Bridge Lender will provide LCP with prompt written notice of  (i) an Event of Default under a Bridge Note of which a Bridge Lender is aware and (ii) any initiation of an Enforcement Action.

7.                                      Turnover.

(a)                                  During continuance of an Event of Default of which Bridge Lender has been notified and until the Senior LCP Debt is paid in full, Bridge Lender shall hold in trust for and deliver to LCP in the form received (except for endorsement or assignment by Bridge Lender) any payment, distribution, security or proceeds it receives on account of indebtedness subordinated to the Senior LCP Debt pursuant to Section 4.

(b)                                 During continuance of an Event of Default under a Bridge Note of which LCP has been notified and until all obligations under the Bridge Notes are paid in full, LCP shall hold in trust for and deliver to Bridge Lender in the form received (except for endorsement or assignment by Bridge Lender) any payment, distribution, security or proceeds it receives on account of the Subordinated Indebtedness pursuant to Section 4.

8.                                      Conversion to Equity.  Nothing in this Agreement shall be deemed to prohibit or restrict Bridge Lender from converting all or any portion of the Eligible Debt into equity securities of Company.

9.                                      Collateral Proceeds Sharing.  Each of the Secured Parties agrees that Recoveries shall be shared by the Secured Parties and shall be paid to and applied as follows:

(a)                                  First, to the payment of all reasonable costs of enforcement and collateral preservation and disposition incurred by LCP, if any, in connection with any such Recovery;

(b)                                 Second, after payment in full of all amounts contemplated in clause (a) above, to LCP until the Senior LCP Debt is paid in full;

(c)                                  Third, after payment in full of all amounts contemplated in clauses (a) and (b) above, to the payment of all reasonable costs of enforcement and collateral preservation and disposition incurred by a Bridge Lender, if any, in connection with any such Recovery;

(d)                                 Fourth, after payment in full of all amounts contemplated in clauses (a) through (c) above, to Bridge Lender until obligations under the Bridge Notes are paid in full;

(e)                                  Fifth, after payment in full of all amounts contemplated in clauses a through (d) above, to LCP until the remaining Obligations are paid in full;

(f)                                    Finally, after payment in full of all amounts contemplated in clauses (a) through (e) above, the surplus, if any, shall be paid to the Company or any of its respective successors or to whomsoever may be lawfully entitled to receive the same.

The foregoing hierarchy of payment and applications shall be followed for each and every distribution of Recoveries.

10.                               Purchase Option.  Bridge Lender agrees that any time following a Purchase Event LCP shall have the option (the right but not the obligation) for LCP or its designee to purchase the Bridge Notes and all rights to the Bridge Debt Security Interest (collectively the “Bridge Debt”) without warranty or representation or recourse (except as otherwise provided for in the Assignment Agreement) in consideration of payment in good funds to Bridge Lender the outstanding obligations under the Bridge Notes (the “Purchase Price”).  If LCP or its designee chooses to exercise such right, it must irrevocably notify Bridge Lender thereof within two (2) Business Days following the occurrence of the applicable Purchase Event, and the parties shall close promptly thereafter, but in any event within two (2) Business Days following notice of the exercise of LCP’s purchase right (the “Purchase Period”).  If LCP or its designee chooses to exercise its purchase right, such purchase shall be effected pursuant the Assignment Agreement and payment to Bridge Lender of the Purchase Price.  Upon LCP or its designee providing Bridge Lender with irrevocable notice of its election to purchase the Bridge Debt on such terms, LCP or its designee shall be obligated to purchase the Bridge Debt for the Purchase Price.  If LCP elects not to exercise the purchase right under this Section 10  (or does not so irrevocably provide notice of such exercise within the required timeframe or close the purchase within the Purchase Period), Bridge Lender shall have no further obligations pursuant to this Section 10. Bridge Lender shall not commence any Enforcement Action during the Purchase Period; provided, that, if upon expiration of the Purchase Period, the parties have not closed the transaction, Bridge Lender may, at its option, commence or pursue any such Enforcement Action.  As used herein, the term “Purchase Event” means the occurrence of any of the following events: (a) the receipt by LCP of written notice from a Bridge Lender of intent to commence an Enforcement Action in accordance with Section 6, which Bridge Lender agrees to provide at least two (2) Business Days prior to commencing any Enforcement Action, or (b) the commencement of any Proceeding.

11.                               Release of Collateral on Authorized Disposition.  Each Secured Party shall release all of its liens and security in Collateral as to which the enforcing Secured Party releases all of its liens and security interests in connection with a sale or disposition of such Collateral by (i) a Secured Party pursuant to an Enforcement Action permitted hereunder or (ii) by the Company as permitted under the LCP Loan Agreement and the Bridge Notes and related documents; provided that neither Secured Party shall be deemed to have released its security interest in any proceeds of such disposition.

12.                               Insolvency.  The terms of this Agreement remain in full force and effect, despite Company’s insolvency, reorganization or any case or proceeding under any Bankruptcy or insolvency law.

13.                               Legends.  No amendment of the Bridge Notes, LCP Loan Agreement or any instruments or documents relating thereto will modify this Agreement in any way.  Each Party hereto may, but is not obligated to, put legends upon the documents to which it is a party with Aryx referencing this Agreement.

14.                               Choice of Law and Venue.  All judicial proceedings (to the extent that the reference requirement of Section 15  is not applicable) arising in or under or related to this Agreement may be brought in any state or federal court located in the State of California.  By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in San Francisco County, State of California; (b) waives any objection as to jurisdiction or venue in San Francisco County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby, in each case, in connection with this Agreement.  Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 18, and shall be deemed effective and received as set forth in Section 16.  Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

15.                               Mutual Waiver of Jury Trial / Judicial Reference.

(a)                                  Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws.  EACH PARTY SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”).  This waiver extends to all such Claims, including Claims that involve Persons other than a party hereto; Claims that arise out of or are in any way connected to the relationship amongst the parties hereto; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement.

(b)                                 If the waiver of jury trial set forth in Section 17(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the San Francisco County, California.  Such proceeding shall be conducted in San Francisco County, California, with California rules of evidence and discovery applicable to such proceeding.

(c)                                  In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 16 for any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

16.                               Notices.  All notices required or permitted under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the addresses set forth on the signature page hereto and as may be designated by ten (10) days advance written notice to the other parties hereto.

17.                               Other Provisions.

17.1                        This Agreement binds and benefits each Secured Party, and their respective successors or assigns.  This Agreement is for Bridge Lender’s and LCP’s benefit and not for the benefit of the Company or any other party.  Company has no rights hereunder.  This Agreement is made only for the benefit of the parties and their successors and assigns, and may not be relied upon by any other third party, including Company or any successor thereto or any judgment lien creditor thereof.

17.2                        This Agreement represents the entire agreement of the Parties with respect to the subject matter hereof, and supersedes prior negotiations or agreements.  This Agreement may be amended only by written instrument signed by Bridge Lender and LCP.

17.3                        Each party hereto warrants and represents to the others that it has full power and authority to enter hereinto and to perform all obligations hereunder, that this Agreement is valid, binding and enforceable in accordance with its terms and that execution and performance hereof does not violate any agreement with any other person or entity..

17.4                        This Agreement may be executed in two or more counterparts, each of which is an original and all of which together constitute one instrument.

 [Signature pages follow]

“LCP”

LIGHTHOUSE CAPITAL PARTNERS V, L.P.
By: Lighthouse Management Partners V, L.L.C.,
its general partner

By:	/s/ Thomas Conneely

Name:	Thomas Conneely

Title:	Vice President

Address:	500 Drake’s Landing Road
Greenbrae, CA 94904

SIGNATURE PAGE TO

INTERCREDITOR AGREEMENT

“Bridge Lender”

AYER CAPITAL PARTNERS MASTER    FUND, L.P.

By: Ayer Capital Partners, LLC, its general partner

By:	/s/ Jay Venkatesan

Name: Jay Venkatesan

Title: Managing Member

AYER CAPITAL PARTNERS KESTREL  FUND, L.P.

By: Ayer Kestrel Partners, LLC, its general partner

By:	/s/ Jay Venkatesan

Name: Jay Venkatesan

Title: Managing Member

Address:

Ayer Capital Management, LP

Attn:  Jay Venkatesan

230 California Street, Suite 600

San Francisco, CA 94123

f: (415) 651-9005

SIGNATURE PAGE TO

INTERCREDITOR AGREEMENT

“Bridge Lenders”

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as Managing Limited Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO

INTERCREDITOR AGREEMENT

“Bridge Lenders”

MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM ASSET MANAGEMENT INVESTORS 2002 BVIII LLC

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Manager

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO

INTERCREDITOR AGREEMENT

The Company acknowledges and consents to the terms of this Agreement. The Company agrees to that it will make no payments inconsistent with the terms of this Agreement

“Company”

ARYx INTERNATIONAL, INC.

By:	/s/ Paul Goddard

Print Name:	Paul Goddard, Ph.D.

Title:	Chairman and Chief Executive Officer

Address:	6300 Dumbarton Circle
Fremont, CA 94555

SIGNATURE PAGE TO

INTERCREDITOR AGREEMENT

EXHIBIT A

Amendment No. 8

[see attached]

EXHIBIT B

FORM OF ASSIGNMENT AGREEMENT

LENDER ASSIGNMENT AGREEMENT

This LENDER ASSIGNMENT AGREEMENT (this “Agreement”) dated as of               , 20        , is made between                                           , a Delaware corporation (the “Assignor”) and LCP CAPITAL PARTNERS V, L.P., a Delaware limited partnership (the “Assignee”).

WHEREAS, the Assignor and [Borrower] (“Borrower”), have entered into that certain Note and Warrant Purchase Agreement, dated August 13, 2010 (as amended and in effect from time to time, the “Purchase Agreement”), pursuant to which Borrower issues Secured Promissory Notes (the “Notes”) to Assignor and the other lender which are secured pursuant to the terms of a Security Agreement (the “Security Agreement”), dated as of August 13, 2010  among Borrower, as pledgor, and Assignor and the other pledgees thereunder, as pledgees, and by certain other security agreements (collectively with the Purchase Agreement, Notes and the Security Agreement, the “Documents”); and

WHEREAS, Assignor desires to assign, and Assignee agrees to accept the assignment of all of the Assignor’s interest in the Documents on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows

1.             The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, one hundred percent (100%) of the right, title and interest of Assignor in, to and under (i) the Documents, including, without limitation, such documents set forth on Annex 1 hereto, and (ii) all obligations owing to the Assignor under the Documents as of the date hereof (collectively, the “Assigned Interest”).

2.             The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) represents and warrants that it had full authority to enter into the Documents; (iii)   represents and warrants that it has no knowledge of any facts or circumstances that would cause any term or provision of any Document to be invalid or unenforceable outside of a bankruptcy proceeding commenced by or against Borrower(iv) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Assigned Interest or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Documents or any other instrument or document furnished pursuant thereto; and (v) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any part to any of the Assigned Interest or any Document or the performance or observance by any such party of any of its respective obligations thereunder.

3.             The Assignee (i) confirms that it has received a copy of the Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Assignor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Documents; and (iii) agrees that it will become a party to and be bound by the Documents on the date hereof as if it were an original “Lender”, “Purchaser” and “Secured Party” thereunder (collectively, “Lender”) and will have the rights and obligations of a Lender thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Documents are required to be performed by it as a Lender.

4.             Upon the execution and delivery of by the parties hereto of this Agreement, (i) the Assignee shall be a party to the Documents and have the rights and obligations of a Lender thereunder in accordance with its Assigned Interest; and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Documents.

5.             From and after the date hereof, all payments under the Documents to be made to a Lender shall be made to the Assignee in respect of the Assigned Interest (including, without limitation, all payments of principal, interest, and fees with respect thereto).

6.             This Assignment and Assumption shall be governed by and construed in accordance with the laws which govern the Documents.

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:

Name:

Title:

[ASSIGNOR]

By:

Name:

Title: